EXHIBIT (c)(iii)


                                                     CONDUCTED TRANSACTIONS                 EXPECTED TRANSACTIONS
                COMPANY NAME                                                              ASB
                                                 WAXMAN       CROWN         WEBCO       FINANCIAL    CROWN      CUMBERLAND
                                               INDUSTRIES    ANDERSEN    INDUSTRIES       CORP       ENERGY    TECHNOLOGIES
AVERAGE DAILY TRADING VOLUME
     1. Six months before the split
         Low                                        1,367       1,990        6,823          192         82              24
         Median                                     3,005       4,161       23,927          387      1,301             175
         Average                                    7,219       3,875       61,417          443      1,778             206
         High                                      25,896       5,412      249,286          827      5,376             483
     1. One year before the split
         Low                                           60       1,645        5,082          155         82              12
         Median                                     1,546       3,195       10,239          393      2,005             299
         Average                                    4,190       3,275       35,319          473      2,440             467
         High                                      25,896       5,412      249,286          866      6,241           3,129
     2. After the split
         Low                                          280       1,544       85,602          N/A        N/A             N/A
         Median                                       822       2,274       85,602          N/A        N/A             N/A
         Average                                    1,085       5,396       85,602          N/A        N/A             N/A
         High                                       2,335      12,370       85,602          N/A        N/A             N/A

END OF THE MONTH STOCK PRICE
     1. Six months before the split
         Low                                         6.00        1.51         4.25        20.80      0.011            0.08
         Median                                      6.55        1.72         5.32        21.65      0.011            0.08
         Average                                     6.55        1.69         6.27        21.87      0.011            0.08
         High                                        7.25        1.92        10.77        23.99      0.012            0.08
     1. One year before the split
         Low                                         4.05        1.51         3.50        20.80      0.010            0.03
         Median                                      6.03        1.74         4.46        23.10      0.011            0.08
         Average                                     5.82        1.86         5.16        23.30      0.013            0.13
         High                                        7.25        2.50        10.77        27.75      0.025            0.36
     2. After the split
         Low                                         6.00        0.85         6.70          N/A        N/A             N/A
         Median                                      6.50        1.05         6.70          N/A        N/A             N/A
         Average                                     6.78        1.05         6.70          N/A        N/A             N/A
         High                                        8.00        1.25         6.70          N/A        N/A             N/A

Number of shares outstanding                    1,218,000   1,860,000    1,218,000    1,716,000    530,000       5,600,000
Average trading volume as % of shares
   outstanding
     1. Six months before the split                 0.59%       0.21%        5.04%        0.03%      0.34%           0.00%
     2. One year before the split                   0.34%       0.18%        2.90%        0.03%      0.46%           0.01%
     3. After the split                             0.09%       0.29%        7.03%          N/A        N/A             N/A

                                                                                            PROPOSED PRICES
CASH-OUT PRICE DURING THE SPLIT                      7.63        1.95         6.50        23.00      0.012            0.70
REVERSE STOCK SPLIT RATIO                           100:1       500:1          N/A        300:1     1000:1           150:1
STOCK SPLIT EFFECTIVE DATE                      23-Jun-04   29-Oct-04     6-Jan-04      Pending  30-Mar-05         Pending
ESTIMATED PREMIUM IN THE SPLIT PRICE
     1. Over the 1-month stock price                 5.2%       12.7%       -39.6%         4.5%       9.1%          775.0%
     2. Over the 3-month average stock price        11.9%       17.2%       -20.1%         6.0%       9.1%          875.0%
     3. Over the 6-month average stock price        16.6%       15.2%         3.7%         5.2%       5.9%          775.0%
     4. Over the 12-month average stock price       31.0%        4.8%        25.9%        -1.3%      -8.9%          438.5%

NOTE: The after-the-split calculations for the guideline companies are based on different time periods, as follows:
               -for Waxman on a 7-month period
               -for Crown on a 3-month period
               -for Webco on a 1-month period
         Trading volume and stock price analysis for the pending transactions is done based on the most recent data


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

                               COMPANY HIGHLIGHTS


WAXMAN INDUSTRIES                                                  Ticker:  WXMN
24460 Aurora Rd                                                    Issue Description:         CL B COM NPV
Bedford Heights            OH      44146-1794                      CUSIP:   944124502
440-439-1830                                                       Othr OTC Equities/Pnk Sheet
Industry: Distributors                                             Common Shareholders (Thou):   1
                                                                   Pub Comp Not On Major E

VALUATION                RELATIVE*                                 12 MM                      % CHG.        LATEST
Price/Earnings          6.2        31%     High           8.50     Sales           69.599          3.2%     Assets          37.672
Price/Book              @NC        @NA     Low            6.40     EBITDA           2.653                   Debt             5.169
Price/Sales             0.1                Close          8.00     Net Income       1.568       1020.0%     Equity          22.667
Dividend               0.00                Return        33.3%     EPS              1.290       1072.7%     Shares Out
Yield                   0.0         0%     Beta            0.3     EPS-Estimate       @NA                   Market Value     1.218
                                                                                                                             8.032




S&P RATINGS                                                        INDUSTRY GROUP MEMBERSHIPS:              MISC.
LT Issuer Credit Rating                                                                                     Employees        0.437
ST Issuer Credit Rating                                                                                     ROE                6.9
Common Stock                     Lower (B-)                                                                 ROA                4.2
                                                                                                            Debt/Equity        3.3


CORE EARNINGS AND CORE EPS - ANNUAL
Core Earnings                   -0.054     Reported Earnings                0.421     % Diff from Rpt Earnings        -112.827
Core EPS - Basic                -0.040     Core EPS - Diluted              -0.040     Reported EPS - Basic               0.350
Price to Core EPS - Basic          @NA     Price to Core EPS -  Diluted       @NA     Price to Rpt Earnings                @NA
Core Earn Profit Mgn            -0.080     Core ROE                        -0.257     Reported ROE                       2.001

LATEST UPDATES   Annual:  2003     Quarterly:  Q3Y04    Monthly:  Jan05    Daily:  31Jan05    Fiscal Year: June

* Relative to the S&P 500

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

                               COMPANY HIGHLIGHTS


ASB FINANCIAL CORP.                                                Ticker:  ASBP
503 Chillicothe St                                                 Issue Description:         COM NPV
Portsmouth        OH     45662-4015                                CUSIP:   00205P107
740-354-3177                                                       NASDAQ/ NMS/ OTC Bul Brd
Industry: Thrifts & Mortgage Finance                               Common Shareholders (Thou):   @NA
                                                                   Publicly Traded Company

VALUATION                RELATIVE*                                 12 MM                       % CHG.        LATEST
Price/Earnings         17.2        85%     High          23.05     Sales              9.739        -3.8%     Assets        169.206
Price/Book              @NC        54%     Low           20.00     EBITDA             4.230                  Debt           12.601
Price/Sales             3.6                Close         20.80     Net Income         2.010        -3.1%     Equity         18.102
Dividend               0.60                Return        -9.3%     EPS                1.210        -6.9%     Shares Out
Yield                   2.9       159%     Beta           -0.1     EPS-Estimate         @NA                  Market Value    1.686
                                                                                                                            35.381
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

S&P RATINGS                                                        INDUSTRY GROUP MEMBERSHIPS:                 MISC.
LT Issuer Credit Rating                                                                                      Employees       0.042
ST Issuer Credit Rating                                                                                      ROE              11.1
Common Stock                                                                                                 ROA               1.2
                                                                                                             Debt/Equity      69.6

CORE EARNINGS AND CORE EPS - ANNUAL
Core Earnings                    1.951      Reported Earnings               2.010     % Diff from Rpt Earnings         -2.935
Core EPS - Basic                 1.170      Core EPS - Diluted              1.140     Reported EPS - Basic              1.220
Price to Core EPS - Basic       17.778      Price to Core EPS -  Diluted   18.246     Price to Rpt Earnings            17.049
Core Earn Profit Mgn            20.199      Core ROE                       11.197     Reported ROE                     11.536

LATEST UPDATES   Annual:   2004        Quarterly:   Q1Y05       Monthly:   Jan05         Daily:   31Jan05       Fiscal Year: June


* Relative to the S&P 500

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
                               COMPANY HIGHLIGHTS


WEBCO INDUSTRIES INC                                               Ticker:  WEBO
9101 W 21st St                                                     Issue Description:         COM USD.01
Sand Springs      OK      74063-8521                               CUSIP:   947621108
918-241-1000                                                       Othr OTC Equities/Pnk Sheet
Industry:    Steel                                                 Common Shareholders (Thou):   0
                                                                   Pub Comp Not On Major E

VALUATION                RELATIVE*                                 12 MM                         % CHG.        LATEST
Price/Earnings          3.5        18%     High          15.18     Sales           235.164        30.3%     Assets         169.550
Price/Book              @NC        20%     Low            5.45     EBITDA           31.068                  Debt            59.261
Price/Sales             0.2                Close          6.70     Net Income       13.418       880.1%     Equity          65.263
Dividend               0.00                Return        91.4%     EPS               1.890       894.7%     Shares Out
Yield                   0.0         0%     Beta            0.7     EPS-Estimate        @NA                  Market Value     7.083
                                                                                                                            47.630


S&P RATINGS                                                        INDUSTRY GROUP MEMBERSHIPS:              MISC.
LT Issuer Credit Rating                                                                                     Employees        0.860
ST Issuer Credit Rating                                                                                     ROE               20.6
Common Stock                     Lower (B-)                                                                 ROA                7.9
                                                                                                            Debt/Equity       26.0

CORE EARNINGS AND CORE EPS - ANNUAL
Core Earnings                    7.120     Reported Earnings                7.218     % Diff from Rpt Earnings          -1.358
Core EPS - Basic                 1.010     Core EPS - Diluted               1.000     Reported EPS - Basic               1.020
Price to Core EPS - Basic        6.634     Price to Core EPS - Diluted      6.700     Price to Rpt Earnings              6.569
Core Earn Profit Mgn             3.350     Core ROE                        12.180     Reported ROE                      12.348

LATEST UPDATES    Annual:   2004        Quarterly:   Q1Y05       Monthly:   Jan05         Daily:   31Jan05       Fiscal Year: July


* Relative to the S&P 500

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

                               COMPANY HIGHLIGHTS


CROWN ANDERSEN INC                                                   Ticker:  CRAN
306 Dividend Dr                                                      Issue Description:         COM USD.1
Peachtree City             GA    30269-1908                          CUSIP:   228190104
770-486-2000                                                         Othr OTC Equities/Pnk Sheet
Industry: Industrial Machinery                                       Common Shareholders (Thou):  0
                                                                     Pub Comp Not On Major E

VALUATION                 RELATIVE*                                   12 MM                       % CHG.        LATEST
Price/Earnings           @NM         @NM     High         1.80     Sales             16.355       -13.6%     Assets          15.262
Price/Book               @NC         @NA     Low          0.60     EBITDA            -3.117                  Debt             3.673
Price/Sales              0.1                 Close        1.05     Net Income        -4.932       -50.7%     Equity           4.347
Dividend                0.00                 Return     -51.6%     EPS               -2.640       -50.0%     Shares Out
Yield                    0.0          0%     Beta          0.3     EPS-Estimate         @NA                  Market Value     1.865
                                                                                                                              1.958
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
S&P RATINGS                                                        INDUSTRY GROUP MEMBERSHIPS:               MISC.
LT Issuer Credit Rating                                                                                      Employees        0.091
ST Issuer Credit Rating                                                                                      ROE             -113.5
Common Stock                     Lowest (C)                                                                  ROA              -32.3
                                                                                                             Debt/Equity        0.0
CORE EARNINGS AND CORE EPS - ANNUAL
Core Earnings                     -4.097     Reported Earnings                -4.685     % Diff from Rpt Earnings      -12.551
Core EPS - Basic                  -2.200     Core EPS - Diluted               -2.200     Reported EPS - Basic           -2.520
Price to Core EPS - Basic            @NA     Price to Core EPS - Diluted         @NA     Price to Rpt Earnings             @NA
Core Earn Profit Mgn             -23.474     Core ROE                        -69.523     Reported ROE                  -79.501

LATEST UPDATES    Annual:   2003        Quarterly:   Q3Y04       Monthly:   Jan05         Daily:  31Jan05    Fiscal Year: September


* Relative to the S&P 500


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